Exhibit 10.4

AMENDED AND RESTATED GUARANTY

THIS GUARANTY, dated as of March 28, 2019, is jointly and severally executed by the guarantors listed on the signature pages hereto (the "Original Guarantors", which term includes each of the Existing Guarantors, hereinafter defined) or from time to time party hereto by execution of a joinder agreement (the "Additional Guarantors", and together with the Original Guarantors, the "Guarantors"), in favor of MINNESOTA BANK & TRUST, a Minnesota state banking corporation (together with its successors and assigns, the “Lender”).

RECITALS

WHEREAS, Air T, Inc., a Delaware corporation (together with its successors and assigns, the “Borrower”), and Minnesota Bank & Trust, a Minnesota state banking corporation (together with its successors and assigns, the “Lender”), a parties to that certain Credit Agreement dated as of December 21, 2017 (such Credit Agreement, as amended to date being, the “Original Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower.

WHEREAS, as a condition precedent to the effectiveness of the Original Credit Agreement, certain Subsidiaries of the Borrower (the “Existing Guarantors”) executed and delivered to Lender that certain Guaranty dated as of December 21, 2017, pursuant to which the Existing Guarantors guaranteed the payment and performance of all obligations of the Borrower to the Lender.

WHEREAS, the Borrower and Lender have entered into that certain Amended and Restated Credit dated as of even date herewith, amending and restating the Original Credit Agreement in its entirety (such Amended and Restated Credit Agreement, as it may be amended, modified, supplemented, replaced or restated from time to time being, the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as therein defined.

WHEREAS, in order to induce Lender to enter into the Credit Agreement, and as additional security for the Loans and for all sums advanced by the Lender under the Notes and the Credit Agreement, and for the payment and performance by Borrower of its obligations under the Notes and the Credit Agreement, Borrower has agreed to obtain, and Guarantors have jointly and severally agreed to execute, deliver and perform, this Guaranty; and

WHEREAS, the Lender is unwilling to enter into the Credit Agreement or to make any advances under the Notes and/or the Credit Agreement unless this Guaranty is executed by the Guarantors and is delivered to Lender and remains in full force and effect; and

WHEREAS, this Guaranty amends, restates and replaces, in its entirety, the Existing Guaranty;

NOW, THEREFORE, in consideration of the Lender entering into the Credit Agreement, Lender’s agreement to make the Loans to Borrower in accordance with the terms of the Credit Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby jointly and severally acknowledged by the Guarantors, the Guarantors hereby jointly and severally covenant and agree with the Lender to amend, restate and replace the Existing Guaranty in its entirety to read as follows:

Section 1.   Guaranty of Payment. For value received, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Air T, Inc., a Delaware corporation (hereinafter called the “Borrower”), by the Lender, the undersigned hereby jointly and severally unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, including, without limitation, all Obligations of the Borrower to the Lender pursuant to that certain Amended and Restated Credit Agreement dated as of March 28, 2019 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Credit Agreement) by and between the Borrower and the Lender (all such obligations being hereinafter collectively called the “Obligations”), and each of the undersigned further agrees to pay all expenses, including fees of attorneys (who may be employees of the Lender or any Affiliate) and legal expenses, paid or incurred by the Lender in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

Section 2.     Acceleration of the Time of Payment of Amount Payable Under the Guaranty. Each of the undersigned agrees that if any of the undersigned shall be dissolved or shall be or become insolvent (however defined) or any of the undersigned voluntarily commences or there is commenced involuntarily against such undersigned a case under the United States Bankruptcy Code, the full amount of all Obligations, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof, to the extent provided in the Credit Agreement.

Section 3.     Security Interest in Deposits and Other Property. To secure all obligations of each of the undersigned hereunder, the Lender shall have a Lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order as the Lender may elect, any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of such undersigned now or hereafter with the Lender or any Affiliate of the Lender and any and all property of every kind or description of or in the name of such undersigned now or hereafter with the Lender or any Affiliate of the Lender and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any Affiliate of the Lender or bailee for any such Person.

Section 4.     Continuing Guaranty. This Guaranty shall in all respects be a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time all Obligations may have been paid in full), subject to discontinuance as to any of the undersigned only upon actual receipt by the Lender of written notice from such undersigned, or any person duly authorized and acting on behalf of such undersigned, of the discontinuance hereof as to such undersigned; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of such undersigned hereunder with respect to any and all Obligations existing prior to the time of actual receipt of such notice by the Lender, any and all Obligations created or acquired thereafter pursuant to any previous commitments made by the Lender, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Lender in endeavoring to collect any of the foregoing and in enforcing this Guaranty against such undersigned; and all of the agreements and obligations of such undersigned under this Guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Obligations (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

Section 5.     Recission or Return of Payment on Obligations. The undersigned further jointly and severally agree that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or any of the undersigned), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Lender had not been made.

Section 6.     Lender Permitted to Take Certain Actions. The Lender may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the undersigned (or any of them) for payment of any of the Obligations, whether or not the Lender (i) shall have resorted to any property securing any of the Obligations or any obligation hereunder or (ii) shall have proceeded against the Borrower or any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

Section 7.     Application of Payments. Any amounts received by the Lender from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations and in such order of application, as the Lender may from time to time elect.

Section 8.     Subordination. Except as the Lender may hereafter expressly consent in writing, the payment of all obligations of the Borrower to the undersigned, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, as due or to become due (collectively, the “Guarantor Liabilities”) shall be postponed and subordinated to the payment in full of all Obligations, and no payments or other distributions whatsoever in respect of any Guarantor Liabilities shall be made, nor shall any property or assets of the Borrower or any other person obligated on the Obligations be applied to the purchase or other acquisition or retirement of any Guarantor Liabilities following the occurrence and during the continuance of any Event of Default. If any payment on the Guarantor Liabilities is prohibited from being paid by operation of this Guaranty such payment shall be payable only after the payment in full of the Obligations and the termination of the Credit Agreement, and the Borrower’s failure to make a payment on the Guarantor Liabilities by reason of this Guaranty shall not constitute an event of default on the Guarantor Liabilities.

Section 9.     Waiver of Claims. Until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Lender shall have received payment of the full amount of all Obligations and of all obligations of the undersigned hereunder and the Credit Agreement has been terminated, no payment made by or for the account of the undersigned (or any of them) pursuant to this Guaranty shall entitle any of the undersigned by subrogation or otherwise to any payment by the Borrower or from or out of any property of the Borrower, and none of the undersigned shall exercise any right or remedy against the Borrower or any property of the Borrower by reason of an performance by such undersigned of this Guaranty.

Section 10.  Waiver of Notice and Other Matters. Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

Section 11.  Assignment of Obligations. Subject to provisions of Credit Agreement, the Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned (or any of them), assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferor; provided, that, unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender, as to those of the Obligations which the Lender has not assigned or transferred.

Section 12.   Information Concerning Borrower. Each of the undersigned hereby warrants to the Lender that such undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrower. The Lender shall not have any duty or responsibility to provide the undersigned (or any of them) with any credit or other information concerning the affairs, financial condition or business of the Borrower, which may come into the Lender’s possession.

Section 13.   Waiver and Modifications. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender.

Section 14.   Obligations Under Guaranty. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of the undersigned under this Guaranty. For the purposes of this Guaranty, the Obligations shall include all Obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such Obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned (or any of them). Each of the undersigned hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

Section 15.   Successors. This Guaranty shall be binding upon each of the undersigned, and upon the successors and assigns of such undersigned, and to the extent that the Borrower or any of the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

Section 16.   Joint and Several Obligation. If more than one party shall execute this Guaranty, the term “undersigned,” as used herein, shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

Section 17.    Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 18.  Consent to Jurisdiction. AT THE OPTION OF THE LENDER, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, OR ST. PAUL, MINNESOTA; AND EACH OF THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY OF THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19.   Waiver of Jury Trial. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 20.    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. In any action or proceeding involving any state organizational law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of such undersigned’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by such undersigned, the Lender or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

Section 21.   Captions. Section captions used in this Guaranty are for convenience only, and shall not affect the construction of this Guaranty.

Section 22.   Certain Representations and Warranties. Each of the undersigned represents and warrants to the Lender that: (a) each of the representations and warranties contained in the Credit Agreement pertaining to such undersigned as a Subsidiary of the Borrower or as a Loan Party or words of like import referring to such undersigned are true and correct; and (b) (i) the Borrower and each of the undersigned make up a related organization of various entities constituting a single economic and business enterprise so that the Borrower and all of the undersigned share an identity of interests such that any benefit received by any one of them benefits the others; (ii) the Borrower and each of the undersigned render services for the benefit of the one another, purchases or sells and supplies goods to or from or for the benefit of one another, makes loans, advances and provides other financial accommodations to or for the benefit of one another; (iii) in some cases, the Borrower and some of the undersigned have centralized accounting and legal service and common officers and directors; and (iv) while the Borrower and all of the undersigned operate as a single economic enterprise, nothing contained in this subsection (b) should be construed or imply that the Borrower and each of the undersigned are not separate legal entities.

Section 23.  Additional Covenants. Each of the undersigned agree(s) to perform and observe the affirmative and negative covenants respectively set forth in ARTICLE 6 and 7 of the Credit Agreement that apply to the undersigned as a Subsidiary of the Borrower or as a Loan Party and that such covenants are incorporated herein by reference as though fully set forth herein.

Section 24.   Amendment and Restatement. This Guaranty supersedes and replaces the Existing Guaranty. Delivery and acceptance of this Guaranty shall not evidence release or satisfaction of or a novation with respect to such prior guaranty or any obligations of Guarantor under such prior guaranty, which obligations remain outstanding and shall be evidenced by this Guaranty. The liens, security interests, assignments and other rights evidenced by this Guaranty are hereby renewed and extended to secure payment of the Notes.

Section 25.   Acknowledgment. Each Guarantor hereby acknowledges that such Guarantor has received copies of the Credit Agreement, the Notes and the other Loan Documents, and consents to the Borrower’s execution and delivery of the Loan Documents.

Section 26.    Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Guaranty by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned as of the date first written above.

AIRCO, LLC

By: Name: Candice L. Otey Title: Secretary

CSA AIR, INC.

By: Name: Candice L. Otey Title: Secretary

GLOBAL AVIATION SERVICES, LLC

By: Name: Candice L. Otey Title: Secretary

GLOBAL GROUND SUPPORT, INC.

By: Name: Candice L. Otey Title: Secretary

JET YARD, LLC

By: Stratus Aero Partners, LLC Its: Sole Member

By: Name: Candice L. Otey Title: Secretary

SIGNATURE PAGE:  AMENDED AND RESTATED GUARANTY (PAGE 1 OF 3)

MOUNTAIN AIR CARGO, INC.

By: Name: Candice L. Otey Title: Secretary

STRATUS AERO PARTNERS, LLC

By: Name: Candice L. Otey Title: Secretary

AIR T GLOBAL LEASING, LLC

By: Name: Candice L. Otey Title: Secretary

AIRCO SERVICES, LLC

By: Name: Candice L. Otey Title: Secretary

SPACE AGE INSURANCE COMPANY

By: Name: Candice L. Otey Title: Secretary

Worthington acquisition, LLC, a North Carolina limited liability company

By:
Name:
Its:

SIGNATURE PAGE:  AMENDED AND RESTATED GUARANTY (PAGE 2 OF 3)

Worthington aviation, LLC, a North Carolina limited liability company

By:
Name:
Its:

Worthington MRO, LLC, a North Carolina limited liability company

By:
Name:
Its:

AGREED TO AND ACCEPTED:

Minnesota Bank & Trust,

a Minnesota state banking

corporation

By:

Name: Eric P. Gundersen

Title:   Senior Vice President

SIGNATURE PAGE:  AMENDED AND RESTATED GUARANTY (PAGE 3 OF 3)